THIRD AMENDMENT TO THE

ETF CUSTODY AGREEMENT

THIS THIRD AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the ETF Custody Agreement dated as of October 16, 2025, as amended (the “Agreement”), is entered into by and between CORGI ETF TRUST I, a Delaware statutory trust (the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America with its principal place of business at Minneapolis, Minnesota (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to remove the following funds:

•         Corgi Copper 2x Daily ETF

•         Corgi Gold 2x Daily ETF

•         Corgi Natural Gas 2x Daily ETF

•         Corgi Oil 2x Daily ETF

•         Corgi Palladium 2x Daily ETF

•         Corgi Platinum 2x Daily ETF

•         Corgi Silver 2x Daily ETF

•         Corgi Uranium 2x Daily ETF

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to add the following funds:

•         Corgi 0-3 Month T-Bill ETF

•         Corgi 0-5 Year High Yield Corporate Bond ETF

•         Corgi 1-3 Year Treasury Bond ETF

•         Corgi 1-5 Year Investment Grade Corporate Bond ETF

•         Corgi 3-12 Month T-Bill ETF

•         Corgi 3-7 Year Treasury Bond ETF

•         Corgi Advantest 2x Daily ETF

•         Corgi ASM 2x Daily ETF

•         Corgi Besi 2x Daily ETF

•         Corgi Delta Electronics 2x Daily ETF

•         Corgi DISCO 2x Daily ETF

•         Corgi Emerging Markets Equities 15% Structured Buffer ETF – August Series

•         Corgi Emerging Markets Equities 15% Structured Buffer ETF – July Series

•         Corgi Emerging Markets Equities 15% Structured Buffer ETF – June Series

•         Corgi Growth & Technology 10% Structured Buffer ETF – August Series

•         Corgi Growth & Technology 10% Structured Buffer ETF – July Series

•         Corgi Growth & Technology 10% Structured Buffer ETF – June Series

•         Corgi Growth & Technology 15% Structured Buffer ETF – August Series

•         Corgi Growth & Technology 15% Structured Buffer ETF – July Series

•         Corgi Growth & Technology 15% Structured Buffer ETF – June Series

•         Corgi Hanmi Semiconductor 2x Daily ETF

•         Corgi Hyundai 2x Daily ETF

•         Corgi International Developed Equities 15% Structured Buffer ETF – August Series

•         Corgi International Developed Equities 15% Structured Buffer ETF – July Series

•         Corgi International Developed Equities 15% Structured Buffer ETF – June Series

•         Corgi Kioxia 2x Daily ETF

•         Corgi Lasertec 2x Daily ETF

•         Corgi MediaTek 2x Daily ETF

•         Corgi Samsung 2x Daily ETF

•         Corgi SK hynix 2x Daily ETF

•         Corgi TEL 2x Daily ETF

•         Corgi U.S. Equities 10% Structured Buffer ETF – August Series

•         Corgi U.S. Equities 10% Structured Buffer ETF – July Series

•         Corgi U.S. Equities 10% Structured Buffer ETF – June Series

•         Corgi U.S. Equities 100% Structured Buffer ETF – August Series

•         Corgi U.S. Equities 100% Structured Buffer ETF - July Series

•         Corgi U.S. Equities 100% Structured Buffer ETF – June Series

•         Corgi U.S. Equities 15% Structured Buffer ETF – August Series

•         Corgi U.S. Equities 15% Structured Buffer ETF – July Series

•         Corgi U.S. Equities 15% Structured Buffer ETF – June Series

•         Corgi U.S. Equities 30% Structured Buffer ETF – August Series

•         Corgi U.S. Equities 30% Structured Buffer ETF – July Series

•         Corgi U.S. Equities 30% Structured Buffer ETF – June Series

•         Corgi U.S. Small-Cap 15% Structured Buffer ETF – August Series

•         Corgi U.S. Small-Cap 15% Structured Buffer ETF – July Series

•         Corgi U.S. Small-Cap 15% Structured Buffer ETF – June Series

•         Inside Ownership 100 ETF

WHEREAS, Article XV, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees.

NOW, THEREFORE, the parties agree as follows:

1.      As of the Effective Date, Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.      Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

CORGI ETF TRUST I                                             U.S. BANK NATIONAL ASSOCIATION

By:         /s/ Emily Yuan                                                       By:      /s/ Elizabeth Scalf

Name:     Emily Yuan                                                           Name:  Elizabeth Scalf

Title:       President                                                            Title:    Senior Vice President

Date:      5/18/2026                                                            Date:   5/22/2026

EXHIBIT A

Custody Agreement

Separate Series of Corgi ETF Trust I

Name of Series:

Corgi 0-3 Month T-Bill ETF
Corgi 0-5 Year High Yield Corporate Bond ETF
Corgi 1-3 Year Treasury Bond ETF
Corgi 1-5 Year Investment Grade Corporate Bond ETF
Corgi 3-12 Month T-Bill ETF
Corgi 3-7 Year Treasury Bond ETF
Corgi Advantest 2x Daily ETF
Corgi Aerospace & Commercial Aviation 2x Daily ETF
Corgi Aerospace & Commercial Aviation ETF
Corgi AGIX 2x Daily ETF
Corgi AI Cybersecurity 2x Daily ETF
Corgi AI Cybersecurity ETF
Corgi All Commodities 2x Daily ETF
Corgi All World 2x Daily ETF
Corgi ASM 2x Daily ETF
Corgi Battery Energy Storage Systems 2x Daily ETF
Corgi Battery Energy Storage Systems ETF
Corgi Bay Area Based 2x Daily ETF
Corgi Bay Area Based ETF
Corgi Beauty, Skincare & Aesthetics 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics ETF
Corgi Besi 2x Daily ETF
Corgi Brazil 2x Daily ETF
Corgi Buy Now Pay Later 2x Daily ETF
Corgi Buy Now Pay Later ETF
Corgi China 2x Daily ETF
Corgi Chinese Internet 2x Daily ETF
Corgi Coffee & Energy Drinks 2x Daily ETF
Corgi Coffee & Energy Drinks ETF
Corgi Crypto Infrastructure 2x Daily ETF
Corgi Crypto Infrastructure ETF
Corgi Data & Surveillance 2x Daily ETF
Corgi Data & Surveillance ETF
Corgi Delta Electronics 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure ETF
Corgi DISCO 2x Daily ETF
Corgi Drones & Urban Air Mobility 2x Daily ETF
Corgi Drones & Urban Air Mobility ETF
Corgi Emerging Markets 2x Daily ETF
Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
Corgi Europe Equities 2x Daily ETF
Corgi Ex-U.S. Equities 2x Daily ETF
Corgi Genomics & Precision Medicine 2x Daily ETF
Corgi Genomics & Precision Medicine ETF
Corgi Growth & Technology 10% Structured Buffer ETF - August Series
Corgi Growth & Technology 10% Structured Buffer ETF - July Series
Corgi Growth & Technology 10% Structured Buffer ETF - June Series
Corgi Growth & Technology 10% Structured Buffer ETF – May Series
Corgi Growth & Technology 15% Structured Buffer ETF - August Series
Corgi Growth & Technology 15% Structured Buffer ETF - July Series
Corgi Growth & Technology 15% Structured Buffer ETF - June Series
Corgi Growth & Technology 15% Structured Buffer ETF - May Series
Corgi Hanmi Semiconductor 2x Daily ETF
Corgi High Voltage Grid Equipment 2x Daily ETF
Corgi High Voltage Grid Equipment ETF
Corgi Hyundai 2x Daily ETF
Corgi India 2x Daily ETF
Corgi International Developed Equities 15% Structured Buffer ETF - August Series
Corgi International Developed Equities 15% Structured Buffer ETF - July Series
Corgi International Developed Equities 15% Structured Buffer ETF - June Series
Corgi International Developed Equities 15% Structured Buffer ETF - May Series
Corgi IP Licensing & Royalties 2x Daily ETF
Corgi IP Licensing & Royalties ETF
Corgi Kioxia 2x Daily ETF
Corgi Lasertec 2x Daily ETF
Corgi Lifestyle Brands 2x Daily ETF
Corgi Lifestyle Brands ETF
Corgi Lithography & Semiconductor Photonics 2x Daily ETF
Corgi Lithography & Semiconductor Photonics ETF
Corgi Longevity Consumer 2x Daily ETF
Corgi Longevity Consumer ETF
Corgi Mag 7 2x Daily ETF
Corgi Mag 7 ETF
Corgi MediaTek 2x Daily ETF
Corgi Natural Gas Power & Turbines 2x Daily ETF
Corgi Natural Gas Power & Turbines ETF
Corgi NYC Based 2x Daily ETF
Corgi NYC Based ETF
Corgi Ports, Rail & Freight 2x Daily ETF
Corgi Ports, Rail & Freight ETF
Corgi Quantum Computing 2x Daily ETF
Corgi Quantum Computing ETF
Corgi Robots & Humanoids 2x Daily ETF
Corgi Robots & Humanoids ETF
Corgi Samsung 2x Daily ETF
Corgi Shipping & Global Logistics 2x Daily ETF
Corgi Shipping & Global Logistics ETF
Corgi SK hynix 2x Daily ETF
Corgi South Korea 2x Daily ETF
Corgi Space & Satellite Communications 2x Daily ETF
Corgi Space & Satellite Communications ETF
Corgi Sports Betting & Gambling 2x Daily ETF
Corgi Sports Betting & Gambling ETF
Corgi Taiwan 2x Daily ETF
Corgi TEL 2x Daily ETF
Corgi Total U.S. Market 2x Daily ETF
Corgi Travel & Leisure 2x Daily ETF
Corgi Travel & Leisure ETF
Corgi U.S. Biotech 2x Daily ETF
Corgi U.S. Consumer Discretionary 2x Daily ETF
Corgi U.S. Consumer Staples 2x Daily ETF
Corgi U.S. Energy 2x Daily ETF
Corgi U.S. Equities 10% Structured Buffer ETF - August Series
Corgi U.S. Equities 10% Structured Buffer ETF - July Series
Corgi U.S. Equities 10% Structured Buffer ETF - June Series
Corgi U.S. Equities 10% Structured Buffer ETF - May Series
Corgi U.S. Equities 100% Structured Buffer ETF - August Series
Corgi U.S. Equities 100% Structured Buffer ETF - July Series
Corgi U.S. Equities 100% Structured Buffer ETF - June Series
Corgi U.S. Equities 100% Structured Buffer ETF - May Series
Corgi U.S. Equities 15% Structured Buffer ETF - August Series
Corgi U.S. Equities 15% Structured Buffer ETF - July Series
Corgi U.S. Equities 15% Structured Buffer ETF - June Series
Corgi U.S. Equities 15% Structured Buffer ETF - May Series
Corgi U.S. Equities 30% Structured Buffer ETF - August Series
Corgi U.S. Equities 30% Structured Buffer ETF - July Series
Corgi U.S. Equities 30% Structured Buffer ETF - June Series
Corgi U.S. Equities 30% Structured Buffer ETF – May Series
Corgi U.S. Financials 2x Daily ETF
Corgi U.S. Growth 2x Daily ETF
Corgi U.S. Healthcare 2x Daily ETF
Corgi U.S. Industrials 2x Daily ETF
Corgi U.S. Infrastructure 2x Daily ETF
Corgi U.S. Large-Cap 2x Daily ETF
Corgi U.S. Materials 2x Daily ETF
Corgi U.S. Mega-Cap Growth 2x Daily ETF
Corgi U.S. Micro-Cap 2x Daily ETF
Corgi U.S. Mid-Cap 2x Daily ETF
Corgi U.S. Real Estate 2x Daily ETF
Corgi U.S. Regional Banks 2x Daily ETF
Corgi U.S. Semiconductors 2x Daily ETF
Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF – May Series
Corgi U.S. Small-Cap 2x Daily ETF
Corgi U.S. Technology 2x Daily ETF
Corgi U.S. Utilities 2x Daily ETF
Corgi U.S. War Machine 2x Daily ETF
Corgi U.S. War Machine ETF
Founder-Led 2x Daily ETF
Founder-Led ETF
Inside Ownership 100 ETF